EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ZEEZOO SOFTWARE CORP. (the "Company") on Form 10-K for the year ended April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erickson Mercado, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ Erickson Mercado
                                             -----------------------------------
Date: July 29, 2008                          Erickson Mercado
                                             Chief Financial Officer